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                               FIFTH AMENDMENT TO
                                      THE
                         GIBBONS COMPANY PROFIT SHARING
                              AND RETIREMENT PLAN

         This Fifth Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made and entered into this 16th day of July, 1996, by G. G. & R., Inc. ("GG&R"), the Sponsoring Employer of the Plan.


                              W I T N E S S E T H:

         WHEREAS, GG&R has heretofore established the Plan (which plan has been amended and restated in its entirety effective for all Plan Years commencing on or after January 1, 1989);

         WHEREAS, GG&R has reserved the right to amend the Plan in whole or in part;

         NOW, THEREFORE, in consideration of the foregoing premises GG&R amends the Plan as follows:

         1. The second paragraph of Section 5.14(b) is amended to read as follows, effective as of January 1, 1995:

                If the Employer has made a Matching Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution in the same manner as an Excess M-Test Contribution in accordance with (c) below. For the Plan Year commencing on January 1, 1994, if the Employer has made a Matching Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution as a forfeiture. The forfeited amount shall be used to reduce the Employer's Matching Contribution otherwise required for the Plan Year.

        2. Section 11.01(b) is amended by adding a new sub-paragraph at the end thereof





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to read as follows, effective as of January 1, 1996:

                 Each Participant who was not fully vested in his Employer Matching Contribution Account as of January 1, 1996, shall be fully vested in such Account as of such date.

         3. Section 11.01(c) is amended by adding a new sub-paragraph at the end thereof to read as follows, effective as of December 31, 1995:

         Each Participant who was not fully vested in his Employer Profit-Sharing Contribution Account as of December 31, 1995, shall be fully vested in such Account as of such date.

         4. This Amendment shall apply with respect to the Plan Years specified above, and all Plan Years commencing thereafter.

         5.      In all other respects the Plan is ratified and approved.

         IN WITNESS WHEREOF, GG&R has caused this Amendment to the Plan to be duly executed as of the date and year first above written.


                                  "EMPLOYER"

                                  G. G. & R., Inc.



                                  By:
                                      -----------------------------------------
                                  Its: David H. Watts, President and CEO
                                       ----------------------------------------


                                  By:
                                      -----------------------------------------
                                  Its:  William E. Barton, Vice President & CFO
                                       ----------------------------------------



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